Earnings Conference Call 4 th Quarter 2010 January 26, 2011 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A.
Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results
of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Third Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A.  Risk
Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) Part I , Financial Information, ITEM 1. Financial
Statements: Note 13 and (3) other factors discussed in filings with the Securities and Exchange
Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy
Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies.
Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings. Please refer to the footnotes of the following slides for a reconciliation of non-GAAP cash flows to GAAP cash flows.

Exelon

Exelon Generation

ComEd An Exelon Company

PECO An Exelon Company

Exelon Transmission Company

2010: Another Strong Year for Exelon
Exemplary year of financial
and operational performance
• Operating earnings of
$4.06/share
(1)
• 2010 Cash from operations
of $5.3 billion
(2)
• Returned $1.4 billion in cash
to shareholders through
dividends
Continuing to position Exelon
for cleaner energy future
Strong reliability scores despite significant storm
activity
Highest customer satisfaction scores in > 5 yrs
Completed electric and gas distribution rate cases
Best customer satisfaction scores in PECO history
Eighth consecutive year with nuclear capacity
factor above 93%
59 MW added through nuclear uprate program
Acquired John Deere Renewables
Announced early retirement of Oyster Creek
RITE line project announced
(1) Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) 2010 Cash from operations excludes counterparty collateral and includes net cash from investing activities other than capital expenditures, acquisition of Exelon Wind and change in restricted cash.

2011 Operating Earnings Guidance
2011E
(2)
2010A
$0.54
$2.91
$4.06
(1)
ComEd
PECO
Exelon
Generation
ComEd
PECO
Exelon
Generation
Holdco
Holdco
Exelon
$0.68
Exelon
$3.90 - $4.20
(1)
$0.55 - $0.65
$0.50 - $0.55
$2.85 - $3.05
Key Drivers of FY Guidance
+ Generation margins driven by PECO
PPA roll-off, partially offset by lower
capacity revenues
+ Higher PECO gross margin driven by
new distribution rates effective 1/1/11
- Higher O&M expense
- Higher depreciation & amortization
expense
Introducing 2011 operating earnings guidance of $3.90 – $4.20/share and 1Q 2011 guidance of $1.00 – $1.10/share
(1)
(1) Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Earnings guidance for OpCos may not add up to consolidated EPS guidance.

Hazardous Air Pollutants
Develop Coal and Oil MACT
Pre-Compliance Period
Compliance with MACT
HAP ICR
Criteria Pollutants
Develop Clean Air Transport Rule (CATR)
Compliance with Transport Rule I
Develop Revised NAAQS (Ozone, PM2.5, SO2, NO2) and finalize Transport Rule II
Compliance with Transport Rule II
Greenhouse Gases
Compliance with Federal GHG Reporting Rule
PSD/BACT and Title V Applies to GHG Emissions from New and Modified Sources
Develop GHG Cap and Trade Legislation or EPA GHG Regulations Under CAA
Pre-Compliance Period
Compliance with GHG Cap and Trade Legislation or EPA GHG Regs Under CAA
Coal Combustion Waste
Develop Coal Combustion Waste Rule
Pre-Compliance Period
Compliance with Federal CCW Regulations
Develop and Implement New Steam Effluent Guidelines for Wastewater
Compliance with Federal Steam Effluent Guidelines
Cooling Water
Develop 316(b) Regulations
Compliance with 316(b) regulations

2017/
2018
2016/
2017
2015/
2016
2014/
2015
PJM RPM Auctions
Delivery Year
2010 2011 2012 2013 2014 2015 2016 2017 2018
EPA Regulations Will Move Forward in 2011
Notes: RPM auctions take place annually in May.
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

Key Financial Messages
2010 operating earnings of $4.06/share
(1)
in line with expectations
• Higher capacity and energy (PECO PPA) revenues at ExGen
• Higher earnings (vs. 2009) at ComEd
2011 earnings guidance of $3.90 - $4.20/share
(1)
• Expiration of PECO PPA allows ExGen to sell additional energy at market prices, offset by lower RPM capacity prices and higher costs
• New distribution rates effective 1/1/11 at PECO
Strong cash flows in 2011
• Expect to generate $4.3 billion cash from operations in 2011
• Increasing investment in growth projects at ExGen and Utilities
Efficient use of cash benefits from bonus depreciation
• $2.1 billion pension contribution proactively reduces pension costs and future contributions while improving pension funding status
(1)    Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

Exelon Generation
Operating EPS Contribution
2010 2009
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Outage days exclude Salem.
97 136 Refueling
18 23 Non-refueling
4Q10 4Q09 Outage Days
(2)
4Q YTD
$0.66
$3.16
$0.81
$2.91
Note: PPA = Power Purchase Agreement
Key Drivers – 4Q10 vs. 4Q09
(1)
Higher energy prices under the PECO
PPA, offset at PECO: $0.10
Favorable RPM capacity pricing: $0.07
Higher nuclear volume: $0.04
Higher nuclear fuel costs: $(0.02)
Higher depreciation expense: $(0.03)

0%
10%
20%
30%
40%
50%
60%
70%
80%
Q1 2010 Q2 2010 Q3 2010 Q4 2010
Underlying Options Ratable
Power Fundamentals & Hedging Update
Using our perspective on the markets to time
sales, thereby adding value
• PJMW energy prices increased in 4Q 2010, driven by
higher eastern coal prices
• NiHub energy prices and Henry Hub natural gas prices
remained relatively stable in 4Q 2010
• Slowed down pace of hedging in Q3 & Q4 to recognize
future upside from environmental regulations and
economic recovery
Normal practice is to hedge commodity risk
on a ratable basis over three years
• Maintain flexibility from quarter to quarter
• Use gas and power put options to capture potential
upside while providing downside price protection
Exelon’s ratable hedging program provides flexibility to time sales based on fundamental view of the market
2012 Historical Energy & Gas Prices
31.00
33.00
35.00
37.00
39.00
41.00
43.00
45.00
47.00
49.00
51.00
1/4/10 2/3/10 3/5/10 4/4/10 5/4/10 6/3/10 7/3/10 8/2/10 9/1/10 10/1/10 10/31/10 11/30/10 12/30/10
4.80
5.00
5.20
5.40
5.60
5.80
6.00
6.20
6.40
6.60
6.80
PJMWHub NiHub Henry Hub Nat Gas
2012 Quarterly Hedge Level vs. Ratable Plan
Note: % values represent amount
above ratable plan
10%
8%
11%
5%

Key Drivers – 4Q10 vs. 4Q09
(1)
Appellate Court ruling: $(0.02)
Higher O&M expense: $(0.01)
ComEd Operating EPS Contribution
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
2010 2009
4Q YTD
$0.16
$0.54
4Q10
Actual Normal % Change
Heating Degree-Days   2,292           2,278         0.6%
Cooling Degree-Days      15 7            114%
$0.13
$0.68

10 10
ComEd Load Trends
Chicago U.S.
Unemployment rate (1) 9.3% 9.4%
2010 annualized growth in
gross domestic/metro product (2) 1.6%                   2.8%
Note: C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
Key Economic Indicators Weather-Normalized Load
4Q10  2010      2011E
Average Customer Growth 0.4%   0.2%     0.5%
Average Use-Per-Customer (4.5)% (1.4)% 0.0%
Total Residential (4.1)%    (1.2)%      0.5%
Small C&I (1.5)% (0.6)%     (0.3)%
Large C&I 1.9%   2.6%      (0.2)%
All Customer Classes (1.2)%    0.2%       0.0%
(1) Source:  U.S. Dept. of Labor (December 2010) and Illinois
Department of Security (December 2010)
(2)  Source: Global Insight December 2010
-6.0%
-3.0%
0.0%
3.0%
6.0%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
-6.0%
-3.0%
0.0%
3.0%
6.0%
All Customer Classes Large C&I
Residential Gross Metro Product

PECO Operating EPS Contribution
Key Drivers – 4Q10 vs. 4Q09
(1)
Decreased CTC revenue resulting
in higher energy prices paid to
Generation under the PPA, offset
at Generation: $(0.10)
Weather: $0.01
CTC amortization $0.02
2010
2009
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
4Q YTD
$0.12
$0.54
4Q10
$0.03
$0.54
Actual Normal % Change
Heating Degree-Days   1,686        1,634            3.2%
Cooling Degree-Days      19             21             (9.5)%
Note: CTC = Competitive Transition Charge

(1)
Source: U.S Dept. of Labor (PHL – November 2010 preliminary data, US –
December 2010)
(2)
Source: Global Insight December 2010
PECO Load Trends
Philadelphia U.S.
Unemployment rate (1) 8.4%                  9.4%
2010 annualized growth in
gross domestic/metro product (2) 2.8%                  2.8%
Note: C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
Key Economic Indicators
Weather-Normalized Load
4Q10     2010        2011E
Average Customer Growth 0.5%   0.3%     0.4%
Average Use-Per-Customer (1.2)% 0.3% (0.3)%
Total Residential (0.7)%    0.5%        0.1%
Small C&I (2.0)% (1.9)%      (0.5)%
Large C&I 1.5%   0.8%        0.1%
All Customer Classes 0.0%    0.1%        0.0%
-5.0%
-2.5%
0.0%
2.5%
5.0%
1Q10 2Q10 3Q10 4Q10 1Q11E 2Q11E 3Q11E 4Q11E
-5.0%
-2.5%
0.0%
2.5%
5.0%
All Customer Classes Large C&I
Residential Gross Metro Product

$0.98
$0.68
$2.74
$2.91
$1.07
$0.71
2010A 2011E
PECO
ComEd
ExGen
Operating O&M Outlook
2010 to 2011 Drivers (per share)
Inflation $(0.08)
Full year of Exelon Wind $(0.05)
Two additional nuclear refueling
outages $(0.05)
ComEd uncollectibles $(0.04)
Estimated 2011 O&M represents a new “base” level for operating O&M
$4.39B
$4.68B
2010 Operating O&M below 2008 levels for second consecutive year
One-time savings in 2010 included executive salary freezes and reduced compensation benefits
Anticipate annual O&M growth rate of ~2% for 2011-2013
(1) (1)

(1) Amounts may not add due to rounding. Refer to slide 44 for a reconciliation of GAAP O&M to Operating O&M.

Pension and OPEB Expense and
Contributions – As of 12/31/10
(1)  Pension expense amounts exclude settlement charges.
(2)
Note: Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes an ~25% capitalization of pension and OPEB costs.
$190
$240
Pre-tax
expense
$205
$1,655
$3,875
$2,220
$765
$8,860
$12,525
$3,665
Actual
contribution
$210
$2,140
$225 $185
$2,180
$210 5.83% in 2010
5.30% in 2011
5.52% in 2012
11.6% in 2010
7.08% in 2011
7.08% in 2012
OPEB
Assets
Obligations
Unfunded balance –
end of year
$110
$1,015
$240 $2,100
$1,305
$200 5.83% in 2010
5.26% in 2011
5.48% in 2012
11.9% in 2010
8.0% in 2011
7.5% in 2012
Pension
Assets
Obligations
Unfunded balance –
end of year
Expected
contribution
Pre-tax
expense
Expected
contribution
Pre-tax
expense
Discount Rate
(used for
expense)
Asset Returns
(actual for 2010 and
expected for
2011 and 2012)
($ in millions)
Assumptions 2011 2012 2010
The decrease in pension expense in 2011 is primarily due to the $2.1 billion pension contribution, partially offset by the impacts of lower discount rates and a decrease in EROA
Management considers various factors when making pension funding decisions, including actuarially determined minimum contribution requirements under ERISA, contributions required to avoid benefit restrictions and at-risk status as defined by the Pension Protection Act of 2006 (the Act), management of the pension obligation and regulatory implications.
The Act requires the attainment of certain funding levels to avoid benefit restrictions (such as an inability to pay lump sums or to accrue benefits prospectively), and at-risk status
(which triggers higher minimum contribution requirements and participant notification).

2011 Pension Contribution
$2.1 billion contribution to pension in 2011
•
Timing:
~$850 million funded by the
accelerated cash benefits generated as a
result of bonus depreciation
• Tax
efficient:
Income tax deduction of
pension contribution creates $750 million
of cash benefit
•
Economic:
Reduces estimated future
pension expense, lowers future minimum
funding requirements and reduces volatility
Improves financial flexibility
• Creates debt capacity for future growth
• Improves ability to weather commodity
cycle in 2012 and 2013 and maintain the
dividend
Contributes to improved pension funded
status of 71% at 12/31/10, projected to be
89% at 12/31/11
Pension Contributions
615
2,100
765
110
175 160
195
780
790
170
485
2010 2011 2012 2013 2014 2015
With $2.1B
Original Plan*
Pre-Tax Pension Expense
(1)
240
300
265
200
240
2010 2011 2012
(1) Assumes an ~25% capitalization rate.
$ millions
$ millions
* Original Plan reflects preliminary  2010 underlying assumptions (including discount rate and asset returns)

Exelon.

ComEd. An Exelon Company

PECO. An Exelon Company

Exelon. Generation

2011 Projected Sources and Uses of Cash
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.
(3) Assumes 2011 dividend of $2.10/share.  Dividends are subject to declaration by the Board of Directors.
(4) Includes $475 million in Nuclear Uprates and $225 million for Exelon Wind spend.
(5) Represents new business, smart grid/smart meter investment and transmission growth projects.
(6) Excludes ComEd’s $191 million of tax-exempt bonds that are backed by letters of credit (LOCs).  Excludes PECO’s $225 million Accounts Receivable (A/R) Agreement with Bank of Tokyo.
PECO’s A/R Agreement was extended in accordance with its terms through September 6, 2011.
(7) “Other” includes proceeds from options and expected changes in short-term debt.
(8)   Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
($ millions)
Exelon
(8)
Beginning Cash Balance
(1) $800
Cash Flow from Operations
(2) 425 775 3,150 4,325
CapEx (excluding Nuclear Fuel, Nuclear
Uprates, Exelon Wind, Utility Growth CapEx)
(700) (325) (850) (1,875)
Nuclear Fuel n/a n/a (1,025) (1,025)
Dividend
(3) (1,400)
Nuclear Uprates and Exelon Wind
(4) n/a n/a (700) (700)
Utility Growth CapEx
(5) (325) (125) n/a (450)
Net Financing (excluding Dividend):
Planned Debt Issuances
(6) 1,000 -- -- 1,000
Planned Debt Retirements (350) (250) -- (600)
Other
(7) 250 -- -- 300
Ending Cash Balance
(1) $375

Exelon

Exelon Generation

ComEd
An Exelon Company

PECO
An Exelon Company

2011 Events of Interest
Q1 Q2 Q3 Q4
RPM Auction results
(5/13)
Illinois Power Agency
RFP (April)
ALJ Proposed Order
– DST Rate Case
(3/31)
Procurement RFP
(bids due 5/23;
results by 6/23)
DST Rate Case Final
Order  (by 5/31)
EPA Final HAP
Rule (November)
Retirement of Cromby
1 & Eddystone 1 units
(5/31)
Proposed HAP EPA
Regulation (by 3/16)
Procurement RFP
(bids due 9/19;
results by 10/19)
Retirement of
Cromby 2 unit
(12/31)
Proposed 316(b) EPA
Regulation (by 3/14)
EPA Final Transport
Rule (June)
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

18 Exelon Generation Hedging Disclosures (as of December 31, 2010) ***********

19 19
Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events. In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control. The information on the following slides is as of December 31, 2010. We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet. Our simulation model and the assumptions therein are subject to change. For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides. In addition, the forward-
looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

20 20
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
Consider market, credit, operational risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

21 21
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices; all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

22 22
2011 2012 2013
Estimated Open Gross Margin ($ millions)
(1)(2)(3)
$5,200 $5,050 $5,700
Open gross margin assumes all expected generation is sold
at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(4)
$4.56
$30.69
$45.45
$1.12
$5.08
$32.38
$46.41
$0.82
$5.33
$35.09
$48.25
$1.84
Exelon Generation Open Gross Margin and
Reference Prices
(1) Based on December 31, 2010 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) As of December 31, 2010 disclosure, Exelon Wind included.   Assets in IL, MI and MN are in Midwest region and assets in ID, KS, MO, OR and TX are in South and West region.
(4) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

23 23
2011 2012 2013
Expected Generation (GWh)
(1)
165,900 165,800 163,300
Midwest 99,600 98,500 96,200
Mid-Atlantic 56,800 57,200 56,500
South & West 9,500 10,100 10,600
Percentage of Expected Generation Hedged
(2)
90-93% 67-70% 32-35%
Midwest 91-94 69-72 31-34
Mid-Atlantic 93-96 67-70 36-39
South & West 70-73 51-54 39-42
Effective Realized Energy Price ($/MWh)
(3)
Midwest $43.00 $41.50 $43.50
Mid-Atlantic $57.00 $50.50 $51.50
South & West $2.50 $(1.00) $(3.50)
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity. Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions,which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 12 refueling outages in 2011 and 10 refueling outages in 2012 and 2013 at Exelon-operated nuclear plants and Salem. Expected generation assumes capacity factors of 93.0%, 93.6% and 93.1% in 2011, 2012 and 2013 at Exelon-operated nuclear plants. These estimates of expected generation in 2012 and 2013 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

24 24
Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2011
$5
$(5)
$30
$(20)
$15
$(10)
+/- $40
2012
$175
$(95)
$185
$(165)
$115
$(110)
+/- $45
2013
$495
$(445)
$340
$(335)
$200
$(195)
+/- $50
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1) Based on December 31, 2010 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

25 25
95% case
5% case
$5,400
$7,100
$6,800 $6,300
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2011
2012
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market. Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2012 and 2013 do not represent earnings guidance or a forecast of future results as
Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of December 31, 2010.
$7,200
$5,000
2013

26 26
Midwest Mid-Atlantic South & West
Step 1 Start with fleetwide open gross margin
$5.20 billion
Step 2 Determine the mark-to-market value of
energy hedges
99,600GWh * 92% *
($43.00/MWh-$30.69MWh)
= $1.13 billion
56,800GWh * 94% *
($57.00/MWh-$45.45MWh)
= $0.62 billion
9,500GWh * 71% *
($2.50/MWh-$1.12/MWh)
= $0.01 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $5.20 billion
MTM value of energy hedges:              $1.13billion + $0.62billion + $0.01 billion
Estimated hedged gross margin:          $6.96 billion
Illustrative Example
of Modeling Exelon Generation 2011 Gross Margin
(with Existing Hedges)

35
40
45
50
55
60
65
70
75
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
27 27
20
25
30
35
40
45
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
50
55
60
65
70
75
80
85
90
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2012 $5.54
2013  $5.79
Rolling 12 months, as of January 20 , 2011. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
2012 $75.61
2013 $79.57
2012 Ni-Hub  $41.35
2013 Ni-Hub $43.48
2013 PJM-West  $55.12
2012 PJM-West $53.08
2012 Ni-Hub $25.78
2013 Ni-Hub $28.06
2013 PJM-West $40.79
2012 PJM-West $38.84
th

28 28 28
4.5
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
8.0
8.2
8.4
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
35
40
45
50
55
60
65
70
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
1/10 2/10 3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11
Market Price Snapshot
2013 9.29
2012 9.10
2012 $49.40
2013 $52.75
2012 $5.43
2013 $5.67
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2012 $7.72
2013 $9.30
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of January 20 , 2011. Source: OTC quotes and electronic trading system. Quotes are daily.
th

29 Appendix *************************

Exelon Generation 2011 EPS Contribution
(1) Estimated contribution to Exelon’s operating earnings guidance.
$ / Share
$0.35
$(0.03)
RNF
O&M
Other
Depreciation &
Amortization
$(0.08)
Key Items:
Inflation
Exelon Wind
Nuclear Outages
2010A
2011E (1)
$2.85 - $3.05
$2.91
Key Items:
PECO CTC                              $0.62
Exelon Wind $0.08
Capacity Market Prices          $(0.29)
Nuclear Fuel $(0.09)
Market/portfolio conditions
and Exelon Energy                  $0.07
$(0.17)
$(0.03)
Interest
Expense
Note: Drivers add up to mid-point of 2011 EPS range.
$(0.05)
$(0.05)
$(0.05)

ComEd 2011 EPS Contribution
2010A
Depreciation &
Amortization
Interest
Expense
$0.55 - $0.65
$0.03
$(0.08)
$(0.03)
2011E (3)
$ / Share
$(0.02)
$0.02
Other
RNF (1)
O&M (1)
Key Items:
Weather
Uncollectibles
Appellate Court ruling
Distribution revenue (2)
Key Items:
Uncollectibles $(0.04)
Inflation                $(0.02)
Note: Drivers add up to mid-point of 2011 EPS range.
$0.68
1
$(0.04)
$(0.02)
$(0.01)
$0.08
(1) Excludes estimated impact of Rider EDA (Energy Efficiency and Demand Response Adjustment) of +/-$0.05/share. 2010 net income includes a one-time benefit for collections of under-recovered 2008 and 2009 bad debt costs, as provided by the uncollectible expense rider approved by the ICC in February 2010.  Going forward, the rider provides for full recovery of all bad debt costs.
(2) Distribution rate case currently pending, new rates will be effective in June 2011.  Earnings guidance assumes mid-point of ComEd’s requested revenue increase.
(3) Estimated contribution to Exelon’s operating earnings guidance.

PECO 2011 EPS Contribution
$ / Share
RNF (2)
$(0.03)
$0.54 (1)
CTC,net
2011E (3)
Key Items:
Electric & Gas
Distribution Rate $0.19
Weather                    $(0.05)
Key Items:
Inflation                   $(0.01)
Bad Debt               $(0.01)
$0.14
O&M (2)
$0.50 - $0.55 (1)
$(0.04)
2010A
(1) Excludes preferred dividends.
(2) Excludes items that are income statement neutral and estimated impact of energy efficiency and smart meter costs recoverable under a rider of $0.10/share.
(3) Estimated contribution to Exelon’s operating earnings guidance.
Note: Drivers add up to mid-point of 2011 EPS range.
$(0.03)
Depreciation
$(0.05)
Income Taxes
Key Items:
Revenue net         $(0.06)
of amortization
Interest on PECO
transition bonds     $0.02

Key Assumptions
38.0 31.1 29.5 PECO
40.8 39.7 37.9
ComEd
37.1 37.5 38.3 Exelon Generation
38.1 36.7 37.2
Effective Tax Rate - Operating (%)
136.59 144.40 106.13
RTO Capacity Price ($/MW-day)
2009 Actual 2010 Actual 2011 Est. (3)
Nuclear Capacity Factor (%)
(1)
93.6 93.9 93.0
Total Generation Sales Excluding Trading (GWh)
173,065 171,789 168,700
Henry Hub Gas Price ($/mmBtu) 3.92 4.37 4.56
PJM West Hub ATC Price ($/MWh)
38.30 45.93 45.45
Tetco M3 Gas Price ($/mmBtu) 4.64 5.10 5.32
PJM West Hub Implied ATC Heat Rate (mmbtu/MWh)
8.25 9.01 8.54
NI Hub ATC Price ($/MWh) 28.85 33.09 30.69
Chicago City Gate Gas Price ($/mmBtu)
3.92 4.46 4.61
NI Hub Implied ATC Heat Rate (mmbtu/MWh) 7.36 7.42 6.66
MAAC Capacity Price ($/MW-day)
158.48 181.34 136.59
EMAAC Capacity Price ($/MW-day) 173.73 181.34 136.59
Electric Delivery Growth (%)
(2)
PECO
0.6 0.1 0.0
ComEd (0.1) 0.2 0.0
(1) Excludes Salem. .
(2) Weather-normalized retail load growth.
(3) Reflects forward market prices as of December 31, 2010.
Note: The estimates of planned generation do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes.

34 34
Total Portfolio Characteristics
110,594
142,400
42,003
5,295
13,897
26,300
0
50,000
100,000
150,000
200,000
2010 2011E
ComEd Swap
IL Auction
PECO Load
Actual Forward Hedges & Open Position
Expected Total Supply (GWh)
Expected Total Sales
(GWh)
92,493 91,300
47,517
48,100
27,090
26,500
4,689
2,800
0
50,000
100,000
150,000
200,000
2010 2011E
Forward / Spot Purchases
Fossil and Renewables
Mid-Atlantic Nuclear
Midwest Nuclear
171,789
171,789
168,700
168,700
Note: The estimates of planned generation do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes.

Refueling Outage Schedule
Note: Data includes Salem. Net nuclear generation data based on ownership interest. The estimates of planned generation do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes.
All Exelon owned units on a 24 month
cycle except for Braidwood U1/U2,
Byron U1/U2 and Salem U1/U2,
which are on 18 month cycles
Average Outage Duration (2009-10):
~29 days
(1)
Nuclear Refueling Cycle
12 planned refueling outages,
including 2 at Salem; Clinton outage
was moved from spring 2012 to fall
2011
6 refueling outages planned for the
Spring and 6 refueling outages
planned for the Fall
2011 Refueling Outage Impact
(1) Excludes Salem.
125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
7
8
9
10
11
12
13
Nuclear Output
Actual
Plan
# of Outages

ComEd 2010 Rate Case Update
ComEd Surrebuttal (1/3/11)
$326M increase requested
11.50% ROE / 47.28% equity ratio
Rate base $7,349M
2009 test year with pro forma plant
additions through 6/30/11
ICC Staff Position
$116M increase proposed in Dec 2010
rebuttal testimony
10.00% ROE / 47.11% equity ratio
Rate base $6,602M
Pro forma plant additions and
depreciation reserve through 12/31/10
(ICC Docket No. 10-0467)
$ millions
ComEd Original Request (6/30/10) 396 $
Adjustments:
Bonus Depreciation (14)
Pro forma plant adds/O&M update (4)
Errata in Initial Filing (12)
Reduction to Reg Asset Amortization (8)
Other Items (4)
ComEd Rebuttal (11/22/10) 354 $
Adjustments:
New Bonus Depreciation (22)
Pro forma plant adds/O&M update (4)
Reduction to AMI/Other (2)
ComEd Surrebuttal (1/3/2011) 326 $
Reconciliation of ComEd Request to ComEd Surrebuttal
Note: See slide 17 for ComEd rate case key dates
* ComEd request does not reflect Appellate Court decision relating to depreciation reserve, which we estimate would have a $85M reduction to revenue requirement
*

ComEd Customer Usage Breakdown
Other
2%
Residential
31%
Small C&I
36%
380 Large
C&I
18%
Other Large
C&I
13%
3% Leisure & Hospitality
9% Trade, Transportation & Utilities
11% Finance, Professional &
Business Services
12% Health & Educational Services
13% Government
52% Manufacturing
Customer Usage by Revenue Class
Top 380 Customer Usage by Segment
Limited survey of select Large C&I customers has indicated an increase in production via longer production runs and additional shifts due to improved economic conditions for manufacturing-based customers, especially in the steel and transportation sectors, along with data center expansions.

PECO Customer Usage Breakdown
Other
3%
Other Large
C&I
24%
150 Large
C&I
17%
Small C&I
22%
Residential
34%
7% Other
13% Transportation, Communication &
Utilities
18% Health & Educational Services
18% Manufacturing
22% Petroleum
2% Retail Trade
9% Finance, Insurance & Real Estate
12% Pharmaceuticals
Customer Usage by Revenue Class
Top 150 Customer Usage by Segment
PECO’s load is relatively diversified by customer class and industry

Exelon

ComEd
An Exelon Company

PECO
An Exelon Company

Exelon
Generation

Sufficient Liquidity
-- -- -- -- Outstanding Facility Draws
(338) (134) (1) (196) Outstanding Letters of Credit
$7,365 $4,834 $574 $1,000 Aggregate Bank Commitments
(1)
7,027 4,700 573 804 Available Capacity Under Facilities
(2)
-- -- -- -- Outstanding Commercial Paper
$7,027 $4,700 $573 $804
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3) ($ millions)
Available Capacity Under Bank Facilities as of January 14, 2011
(1)  Excludes previous commitment from Lehman Brothers Bank and commitments from Exelon’s Community and Minority Bank Credit Facility.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes other corporate entities.
Plan to extend/refinance Exelon Generation, PECO and Exelon Corp credit facilities in first half of 2011

Key Credit Metrics
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2009A 2010A 2011E
ExGen/Corp ComEd PECO
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2009A 2010A 2011E
ExGen/Corp ComEd PECO
FFO / Debt
(1)
(1) Reflects FFO / Debt, Interest Coverage and Debt / Cap ratios as calculated by S&P.
(2) Reflects S&P Target Range.  See slide 41 for reconciliations to GAAP.
(3) FFO/Debt Target Range reflects Generation FFO/Debt in addition to the debt obligations of Exelon Corp.
(4) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of January 21, 2011.
30-35% (3)
15-18%
15-18%
FFO / Debt
Target
Range (2)
BBB+
A
BBB+
BBB+
Fitch
Credit
Ratings (4)
BBB
A-
A-
BBB-
S&P
Credit
Ratings (4)
A3
A1
Baa1
Baa1
Moody’s
Credit
Ratings (4)
ComEd:
PECO:
Generation:
Exelon:
Interest Coverage
(1)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009A 2010A 2011E
ExGen/Corp ComEd PECO
Debt / Cap
(1)

Metric Calculations and Ratios
+ Other Non-Cash items
(1)
- AFUDC/Cap. Interest
- Decommissioning activity
+/- Change in Working Capital
FFO Calculation:
= FFO
- PECO Transition Bond Principal Paydown
Net Cash Flows provided by Operating Activities
Adjusted Interest:
Net Interest Expense
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ AFUDC & Capitalized interest
+ Interest on Present Value (PV) of Operating Leases
+ Interest on Imputed Debt Related to PV of Power Purchase Agreements (PPA)
- PECO Transition Bond Interest Expense
Interest Coverage:
FFO
= Adjusted Debt
+ Off-balance sheet debt equivalents
(3)
- PECO Transition Bond Principal Balance
+ STD
LTD
Adjusted Debt:
Adjusted Debt
(2)
FFO / Debt:
(1) Reflects depreciation adjustment for PPAs and operating leases and pension/OPEB contribution normalization.
(2) Uses current year-end adjusted debt balance.
(3) Metrics are calculated in presentation adjusted for debt equivalents for PV of Operating Leases, PPAs, unfunded Pension and OPEB obligations (after-tax) and other minor debt equivalents.
+  Adjusted Debt
(3)
Debt / Cap:
= Adjusted Capitalization
Adjusted Debt
(2)
Adjusted Capitalization
Adjusted Capitalization:
Total shareholder’s equity
+   Preferred Securities of Subsidiaries

4Q GAAP EPS Reconciliation
(0.01) - - - (0.01) 2007 Illinois electric rate settlement
(0.01) - - - (0.01) John Deere Renewables acquisition costs
0.01 - - 0.01 - Asset Retirement Obligation reduction
(0.03) - - - (0.03) Retirements of fossil generation units / plant retirements
(0.17) - - - (0.17) Mark-to-market adjustments from economic hedging activities
$0.79 $(0.01) $0.03 $0.14 $0.63 4Q 2010 GAAP Earnings (Loss) Per Share
$0.96 $(0.01) $0.03 $0.13 $0.81 2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.04 - - - 0.04 Unrealized gains related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Three Months Ended December 31, 2010
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
0.04 - - - 0.04 Mark-to-market adjustments from economic hedging activities
(0.01) - - (0.01) - City of Chicago settlement with ComEd
(0.02) (0.01) - - (0.01) Costs associated with early debt retirements
(0.02) - - - (0.02) 2007 Illinois electric rate settlement
(0.05) - - - (0.05) Retirement of fossil generating units
0.02 - - - 0.02 Unrealized gains related to nuclear decommissioning trust funds
$0.88 $(0.03) $0.12 $0.15 $0.64 4Q 2009 GAAP Earnings (Loss) Per Share
$0.92 $(0.02) $0.12 $0.16 $0.66 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Three Months Ended December 31, 2009

YTD GAAP EPS Reconciliation
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
(0.01) - - - (0.01) John Deere Renewables acquisition costs
0.01 - - 0.01 - Asset Retirement Obligation reduction
(0.10) (0.01) (0.03) (0.16) 0.10 Non-cash remeasurement of income tax uncertainties
(0.10) (0.02) (0.02) (0.02) (0.04) Non-cash charge resulting from health care legislation
(0.05) - - - (0.05) Impact of certain emission allowances
0.08 - - - 0.08 Mark-to-market adjustments from economic hedging activities
(0.08) - - - (0.08) Retirement of fossil generating units
$3.87 $(0.10) $0.49 $0.51 $2.97 FY 2010 GAAP Earnings (Loss) Per Share
$4.06 $(0.07) $0.54 $0.68 $2.91 2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.02) - - - (0.02) 2007 Illinois electric rate settlement
0.08 - - - 0.08 Unrealized gains related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Twelve Months Ended December 31, 2010
0.16 - - - 0.16 Mark-to-market adjustments from economic hedging activities
(0.05) - - - (0.05) Retirement of fossil generating units
(0.01) - - (0.01) - City of Chicago settlement with ComEd
(0.10) - - (0.01) (0.09) 2007 Illinois electric rate settlement
(0.11) (0.04) - - (0.07) Costs associated with early debt retirements
(0.20) - - - (0.20) Impairment of certain generating assets
(0.03) - (0.00) (0.02) (0.01) 2009 severance charges
0.05 - - - 0.05 Nuclear decommissioning obligation reduction
(0.03) (0.03) - - - NRG acquisition costs
0.19 - - - 0.19 Unrealized gains related to nuclear decommissioning trust funds
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
$4.09 $(0.21) $0.53 $0.56 $3.21 FY 2009 GAAP Earnings (Loss) Per Share
$4.12 $(0.12) $0.54 $0.54 $3.16 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Twelve Months Ended December 31, 2009

GAAP to Operating Adjustments
Exelon’s 2011 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
• Significant impairments of assets, including goodwill
• Any changes in decommissioning obligation estimates
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Financial impacts associated with the planned retirement of fossil generating units
• Other unusual items
• Significant changes to GAAP
Operating earnings guidance assumes normal weather for full year
O&M reconciliation:
2010 2011
ExGen ComEd PECO Other Exelon ExGen ComEd PECO Other Exelon
Operating and maintenance (GAAP) 2,812      1,069      733         (14)          4,600      3,010      1,220      820         (10)          5,040
JDR acquisition costs (11)          -          -          -          (11)          -          -          -          -          -
Retirement of Fossil Generating Units (3)            -          -          -          (3)            (30)          -          -          -          (30)
Non-cash charge resulting from health care legislation (4)            (3)            (2)            8             (1)            -          -          -          -          -
Asset Retirement Obligation reduction -          10           1             -          11           -          -          -          -          -
Adjusted Non-GAAP O&M 2,794      1,076      732         (6)            4,596      2,980      1,220      820         (10)          5,010
Decommissioning accretion (57)          -          -          -          (57)          (70)          -          -          -          (70)
Regulatory required programs -          (94)          (53)          -          (147)        -          (150)        (110)        -          (260)
Operating O&M (as shown on slide 13) 2,737      982         679         (6)            4,392      2,910      1,070      710         (10)          4,680
($ millions)
44